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                                                                   Exhibit 23.3

                         INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in the Registration Statements of PC Connection, Inc. on Form S-8 (Nos. 333-69981, 333-50847, 333-50845, 333-83943
and 333-40172) of our report dated January 26, 2000, appearing in the Annual Report on Form 10-K/A Amendment No. 3 of PC Connection, Inc. for the year ended December 31, 1999.



Boston, Massachusetts
July 28, 2000